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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2002

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                            HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)


         Delaware                     001-04423                 94-1081436
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)


                    3000 Hanover Street, Palo Alto, CA 94304
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 857-1501


                                      N.A.
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         (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

    5.1 In accordance with Order No. 4-460 (June 27, 2002) of the Securities and Exchange Commission (the "Commission"), and the published Statement of the Commission Staff (July 29, 2002), Hewlett-Packard Company ("HP") is attaching hereto copies of the sworn statements of Carleton S. Fiorina, Chairman and Chief Executive Officer, and Robert P. Wayman, Executive Vice President, Finance and Administration and Chief Financial Officer. The originals of these documents are being submitted to the Secretary of the Commission in accord with such Order on or about September 13, 2002. The documents are to be published by the Commission on its website at WWW.SEC.GOV.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)    EXHIBITS

   99.1 Statement Under Oath of Carleton S. Fiorina Regarding Facts and Circumstances Relating to Exchange Act Filings.

   99.2 Statement Under Oath of Robert P. Wayman Regarding Facts and Circumstances Relating to Exchange Act Filings.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HEWLETT-PACKARD COMPANY



                               By: /s/ CHARLES N. CHARNAS
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                                   Charles N. Charnas
                                   Vice President, Deputy General Counsel
                                   and Assistant Secretary

Date:  September 13, 2002


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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
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99.1             Statement Under Oath of Carleton S. Fiorina Regarding Facts and
                 Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Robert P. Wayman Regarding Facts and Circumstances Relating to Exchange Act Filings.